Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Fourth Quarter Earnings

New York — February 16, 2012 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $10.1 million, or $0.70 per diluted share, for the three months ended December 31, 2011 compared to net income of $17.3 million, or $1.07 per diluted share, for the comparable period in 2010. Operating earnings were $5.8 million, or $0.41 per diluted share for the fourth quarter of 2011 compared to $4.7 million, or $0.29 per diluted share, for the comparable period in 2010.

For the twelve months ended December 31, 2011, the Company reported net income of $25.6 million, or $1.69 per diluted share, compared to $69.6 million, or $4.24 per diluted share, for the comparable period in 2010. Operating earnings were $19.1 million, or $1.26 per diluted share for the twelve months ended December 31, 2011 compared to $43.4 million, or $2.65 per diluted share, for the comparable period in 2010.

Gross written premiums and net written premiums for the three months ended December 31, 2011 were $277.9 million and $202.0 million, respectively, an increase of 20.9% and 42.4% from the comparable period in 2010. Gross written premiums and net written premiums for the twelve months ended December 31, 2011 were $1,108.2 million and $753.8 million, respectively, an increase of 12.3% and 15.3% from the comparable period in 2010.

The combined loss and expense ratio for the three and twelve months ended December 31, 2011 were 102.5% and 104.7%, respectively, compared to 106.3% and 100.7% for the comparable periods in 2010.

Stan Galanski, President and Chief Executive Officer, commented, “Our property casualty business had a solid fourth quarter, as the energy, casualty and treaty reinsurance units each produced profitable underwriting results and double digit premium growth. Following the major energy losses that impacted the industry in early 2011, rates and terms have improved and we have increased our capacity in response. We are achieving positive pricing in many product lines. The notable exception is Directors’ & Officers liability, which continued to generate underwriting losses as we re-position the portfolio for future profits.” He continued, “As a global leader in marine insurance, it comes as no surprise that we participated on hull and liability policies triggered by the grounding of the Costa Concordia. Although this has been characterized as one of the largest losses in the history of marine insurance and it is difficult to predict the ultimate liability losses that may arise from this incident, based upon current industry loss estimates, we expect the pre-tax impact in the first quarter of 2012 to be less than $6 million, net of reinsurance and reinstatement premiums.”

Stockholders’ equity was $803.4 million, or $57.57 per share, as of December 31, 2011 compared to $829.4 million, or $52.68 per share, as of December 31, 2010. During the three and twelve months ended December 31, 2011, the Company repurchased 376,911 and 1,979,107 shares, respectively, of its common stock for an aggregate purchase price of $17.2 million and $90.9 million pursuant to its share repurchase program. The share repurchase program authorized by the Parent Company’s Board of Directors expired December 31, 2011.

6 International Drive	Rye Brook, NY 10573
TEL (914) 933-6000	FAX (914) 934-2355

News Release

February 16, 2012

Net investment income for the three and twelve months ended December 31, 2011 was $12.4 million and $63.5 million, which was a decrease of 30.9% and 11.4% from the comparable periods in 2010. The annualized pre-tax investment yield, excluding net realized gains and losses and net other-than-temporary impairment losses recognized in earnings, was 2.3% and 3.0% for the three and twelve months ended December 31, 2011, compared to 3.4% and 3.5% for the comparable periods in 2010. The effective tax rate on net investment income was 23.6% and 27.6% for the three and twelve months ended December 31, 2011, compared to 28.1% and 27.0% for the comparable periods in 2010.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.6 years as of December 31, 2011. As of December 31, 2011, net unrealized gains within our investment portfolio were $93.6 million, an increase of $44.6 million compared to December 31, 2010. There were $6.6 million and $10.0 million of net realized gains and other-than-temporary impairment losses recognized in earnings for the three and twelve months ended December 31, 2011.

Consolidated cash flow from operations for the three and twelve months ended December 31, 2011 was $32.0 million and $118.3 million respectively, compared to $4.1 million and $118.2 million for the comparable periods in 2010.

The Company will hold a conference call on Friday, February 17, 2012 starting at 8:30 a.m. ET to discuss the 2011 fourth quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:

http://investor.shareholder.com/navg/eventdetail.cfm?eventid=108125

Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

News Release

February 16, 2012

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:          Ciro M. DeFalco

Senior Vice President and Chief Financial Officer

(914) 933-6043

cdefalco@navg.com

www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except per share data)

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31,			Twelve Months Ended December 31,
Results of Operations	2011	2010	Change	2011	2010	Change

Gross written premiums	$277,901	$229,850	20.9%	$1,108,216	$987,201	12.3%
Net written premiums	202,002	141,809	42.4%	753,798	653,938	15.3%

Revenues:
Net earned premiums	191,757	166,158	15.4%	691,645	659,931	4.8%
Net investment income	12,428	17,998	-30.9%	63,500	71,662	-11.4%
Total other-than-temporary impairment losses	(1,280)	(448)	NM	(3,617)	(2,222)	NM
Portion of loss recognized in other comprehensive income (before tax)	691	273	153.1%	1,632	1,142	42.9%

Net other-than-temporary impairment losses recognized in earnings	(589)	(175)	NM	(1,985)	(1,080)	NM
Net realized gains (losses)	7,141	19,665	-63.7%	11,996	41,319	-71.0%
Other income	586	2,205	-73.4%	1,229	5,143	-76.1%

Total revenues	211,323	205,851	2.7%	766,385	776,975	-1.4%

Expenses:
Net losses and loss adjustment expenses	136,104	110,022	23.7%	476,997	421,155	13.3%
Commission expenses	30,273	32,935	-8.1%	110,437	109,113	1.2%
Other operating expenses	30,688	35,919	-14.6%	138,029	139,700	-1.2%
Interest expense	2,048	2,045	0.1%	8,188	8,178	0.1%

Total expenses	199,113	180,921	10.1%	733,651	678,146	8.2%

Income before income taxes	12,210	24,930	-51.0%	32,734	98,829	-66.9%

Income tax expense (benefit)	2,122	7,592	-72.0%	7,137	29,251	-75.6%

Net income (loss)	$10,088	$17,338	-41.8%	$25,597	$69,578	-63.2%

Per Share Data
Net income per common share:
Basic	$0.71	$1.10	-35.5%	$1.71	$4.33	-60.5%
Diluted	$0.70	$1.07	-34.6%	$1.69	$4.24	-60.2%

Average common shares outstanding:
Basic	14,199,491	15,751,048		14,980,429	16,064,770
Diluted	14,380,161	16,159,486		15,183,285	16,415,266

Underwriting Ratios
Loss Ratio	71.0%	66.2%		69.0%	63.8%
Expense Ratio	31.5%	40.1%		35.7%	36.9%

Combined Ratio	102.5%	106.3%		104.7%	100.7%

	Dec. 31,	Sept. 30,		Dec. 31,	Dec. 31,
Balance Sheet Data	2011	2011		2011	2010
Stockholders’ equity	$803,435	$799,455	0.5%	$803,435	$829,354	-3.1%
Book value per share	$57.57	$55.82	3.1%	$57.57	$52.68	9.3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	September 30,	September 30,
	December 31,	December 31,
	2011	2010
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2011, $1,816,710; 2010, $1,855,598)	$1,888,069	$1,882,245
Equity securities, available-for-sale, at fair value (cost: 2011, $73,567; 2010, $64,793)	95,849	87,258
Short-term investments, at cost which approximates fair value	122,220	153,057
Cash	127,360	31,768

Total investments and cash	2,233,498	2,154,328

Premiums receivable	255,725	188,368
Prepaid reinsurance premiums	164,162	156,869
Reinsurance recoverable on paid losses	43,791	56,658
Reinsurance recoverable on unpaid losses and loss adjustment expenses	845,445	843,296
Deferred policy acquisition costs	63,984	55,201
Accrued investment income	14,492	15,590
Goodwill and other intangible assets	6,869	6,925
Current income tax receivable, net	15,391	1,054
Deferred income tax, net	—	15,141
Other assets	26,650	38,029

Total assets	$3,670,007	$3,531,459

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,082,679	$1,985,838
Unearned premiums	532,628	463,515
Reinsurance balances payable	108,699	105,904
Senior notes	114,276	114,138
Deferred income tax, net	6,291	—
Accounts payable and other liabilities	21,999	32,710

Total liabilities	2,866,572	2,702,105

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,467,615 shares for 2011 and 17,274,440 shares for 2010	1,746	1,728
Additional paid-in capital	322,133	312,588
Treasury stock, at cost (3,511,380 shares for 2011 and 1,532,273 shares for 2010)	(155,801)	(64,935)
Retained earnings	565,109	539,512
Accumulated other comprehensive income	70,248	40,461

Total stockholders’ equity	803,435	829,354

Total liabilities and stockholders’ equity	$3,670,007	$3,531,459

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Three Months			Twelve Months
Gross Written Premiums:	2011	2010	Change	2011	2010	Change
Insurance Companies:
Marine	$52,688	$50,925	3%	$228,500	$223,061	2%
Property Casualty	121,293	70,157	73%	445,287	312,651	42%
Professional Liability	29,720	32,601	-9%	114,632	129,793	-12%

	203,701	153,683	33%	788,419	665,505	18%

Lloyd’s Operations:
Marine	39,977	48,965	-18%	167,562	182,723	-8%
Property Casualty	24,032	18,031	33%	115,138	94,799	21%
Professional Liability	10,191	9,171	11%	37,097	44,174	-16%

	74,200	76,167	-3%	319,797	321,696	-1%

Total	$277,901	$229,850	21%	$1,108,216	$987,201	12%

	Three Months			Twelve Months
Net Written Premiums:	2011	2010	Change	2011	2010	Change
Insurance Companies:
Marine	$40,442	$27,357	48%	$170,642	$151,059	13%
Property Casualty	91,780	41,171	123%	293,758	197,845	48%
Professional Liability	20,933	20,170	4%	77,991	80,451	-3%

	153,155	88,698	73%	542,391	429,355	26%

Lloyd’s Operations:
Marine	34,844	38,135	-9%	137,206	149,340	-8%
Property Casualty	8,885	11,000	-19%	56,249	54,049	4%
Professional Liability	5,118	3,976	29%	17,952	21,194	-15%

	48,847	53,111	-8%	211,407	224,583	-6%

Total	$202,002	$141,809	42%	$753,798	$653,938	15%

	Three Months			Twelve Months
Net Earned Premiums:	2011	2010	Change	2011	2010	Change
Insurance Companies:
Marine	$44,631	$33,107	35%	$169,018	$155,846	8%
Property Casualty	74,426	48,513	53%	231,297	200,741	15%
Professional Liability	20,267	23,397	-13%	72,148	82,264	-12%

	139,324	105,017	33%	472,463	438,851	8%

Lloyd’s Operations:
Marine	36,437	40,684	-10%	145,659	149,225	-2%
Property Casualty	11,798	14,972	-21%	55,903	49,852	12%
Professional Liability	4,198	5,485	-23%	17,620	22,003	-20%

	52,433	61,141	-14%	219,182	221,080	-1%

Total	$191,757	$166,158	15%	$691,645	$659,931	5%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

December 31, 2011

($ in thousands)

	September 30,	September 30,	September 30,	September 30,
	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$203,701	$74,200	$—	$277,901
Net written premiums	153,155	48,847	—	202,002

Net earned premiums	139,324	52,433	—	191,757
Net losses and loss adjustment expenses	(112,743)	(23,361)	—	(136,104)
Commission expenses	(18,909)	(11,939)	575	(30,273)
Other operating expenses	(22,467)	(8,221)	—	(30,688)
Other income (expense)	1,084	77	(575)	586

Underwriting profit (loss)	(13,711)	8,989	0	(4,722)

Net investment income	10,155	2,222	51	12,428
Net realized gains (losses)	6,487	55	10	6,552
Interest expense	—	—	(2,048)	(2,048)

Income (loss) before income taxes	2,931	11,266	(1,987)	12,210

Income tax expense (benefit)	(953)	3,770	(695)	2,122

Net income (loss)	$3,884	$7,496	$(1,292)	$10,088

Losses and loss adjustment expenses ratio	80.9%	44.6%		71.0%
Commission expense ratio	13.6%	22.8%		15.8%
Other operating expense ratio (2)	15.3%	15.5%		15.7%

Combined ratio	109.8%	82.9%		102.5%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

December 31, 2010

($ in thousands)

	September 30,	September 30,	September 30,	September 30,
	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$153,683	$76,167	$—	$229,850
Net written premiums	88,698	53,111	—	141,809

Net earned premiums	105,017	61,141	—	166,158
Net losses and loss adjustment expenses	(74,549)	(35,473)	—	(110,022)
Commission expenses	(15,771)	(17,164)	—	(32,935)
Other operating expenses	(26,973)	(8,951)	—	(35,924)
Other income (expense)	1,409	801	—	2,210

Underwriting profit (loss)	(10,867)	354	—	(10,513)

Net investment income	15,752	2,107	139	17,998
Net realized gains (losses)	15,917	2,945	628	19,490
Interest expense	—	—	(2,045)	(2,045)

Income (loss) before income taxes	20,802	5,406	(1,278)	24,930

Income tax expense (benefit)	6,053	1,986	(447)	7,592

Net income (loss)	$14,749	$3,420	$(831)	$17,338

Losses and loss adjustment expenses ratio	71.0%	58.0%		66.2%
Commission expense ratio	15.0%	28.1%		19.8%
Other operating expense ratio (2)	24.3%	13.3%		20.3%

Combined ratio	110.3%	99.4%		106.3%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Twelve Months Ended

December 31, 2011

($ in thousands)

	September 30,	September 30,	September 30,	September 30,
	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$788,419	$319,797	$—	$1,108,216
Net written premiums	542,391	211,407	—	753,798

Net earned premiums	472,463	219,182	—	691,645
Net losses and loss adjustment expenses	(341,625)	(135,372)	—	(476,997)
Commission expenses	(64,165)	(48,341)	2,069	(110,437)
Other operating expenses	(101,517)	(36,512)	—	(138,029)
Other income (expense)	3,955	(657)	(2,069)	1,229

Underwriting profit (loss)	(30,889)	(1,700)	0	(32,589)

Net investment income	54,164	8,955	381	63,500
Net realized gains (losses)	12,151	(2,354)	214	10,011
Interest expense	—	—	(8,188)	(8,188)

Income (loss) before income taxes	35,426	4,901	(7,593)	32,734

Income tax expense (benefit)	8,271	1,523	(2,657)	7,137

Net income (loss)	$27,155	$3,378	$(4,936)	$25,597

Losses and loss adjustment expenses ratio	72.3%	61.8%		69.0%
Commission expense ratio	13.6%	22.1%		16.0%
Other operating expense ratio (2)	20.6%	16.9%		19.7%

Combined ratio	106.5%	100.8%		104.7%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Twelve Months Ended

December 31, 2010

($ in thousands)

	September 30,	September 30,	September 30,	September 30,
	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$665,505	$321,696	$—	$987,201
Net written premiums	429,355	224,583	—	653,938

Net earned premiums	438,851	221,080	—	659,931
Net losses and loss adjustment expenses	(280,120)	(141,035)	—	(421,155)
Commission expenses	(59,122)	(49,991)	—	(109,113)
Other operating expenses	(106,631)	(33,112)	—	(139,743)
Other income (expense)	1,698	3,488	—	5,186

Underwriting profit	(5,324)	430	—	(4,894)

Net investment income	62,792	8,286	584	71,662
Net realized gains (losses)	36,057	3,323	859	40,239
Interest expense	—	—	(8,178)	(8,178)

Income (loss) before income taxes	93,525	12,039	(6,735)	98,829

Income tax expense (benefit)	27,219	4,389	(2,357)	29,251

Net income (loss)	$66,306	$7,650	$(4,378)	$69,578

Losses and loss adjustment expenses ratio	63.8%	63.8%		63.8%
Commission expense ratio	13.5%	22.6%		16.5%
Other operating expense ratio (2)	23.9%	13.4%		20.4%

Combined ratio	101.2%	99.8%		100.7%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31, 2011
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$44,631	$28,321	$13,537	$2,773	63.5%	30.3%	93.8%
Property Casualty	74,426	41,297	20,227	12,902	55.5%	27.2%	82.7%
Professional Liability	20,267	43,125	6,528	(29,386)	212.8%	32.2%	245.0%

	139,324	112,743	40,292	(13,711)	80.9%	28.9%	109.8%
Lloyd’s Operations	52,433	23,361	20,083	8,989	44.6%	38.3%	82.9%

Total	$191,757	$136,104	$60,375	$(4,722)	71.0%	31.5%	102.5%

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31, 2010
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$33,107	$22,668	$13,526	$(3,087)	68.5%	40.8%	109.3%
Property Casualty	48,513	21,265	19,182	8,066	43.8%	39.6%	83.4%
Professional Liability	23,397	30,616	8,627	(15,846)	130.9%	36.8%	167.7%

	105,017	74,549	41,335	(10,867)	71.0%	39.3%	110.3%
Lloyd’s Operations	61,141	35,473	25,314	354	58.0%	41.4%	99.4%

Total	$166,158	$110,022	$66,649	$(10,513)	66.2%	40.1%	106.3%

	September 30,	September 30,	September 30,	September 30,
	Amounts		Loss Ratio
Net Incurred Loss Activity For the Three Months Ended:	Dec. 31, 2011	Dec. 31 2010	Dec. 31, 2011	Dec. 31, 2010
Insurance Companies:
Loss and LAE payments	$70,377	$70,855	50.5%	67.5%
Change in reserves	42,366	3,694	30.4%	3.5%

Net incurred loss and LAE	112,743	74,549	80.9%	71.0%

Lloyd’s Operations:
Loss and LAE payments	29,656	33,147	56.6%	54.2%
Change in reserves	(6,295)	2,326	-12.0%	3.8%

Net incurred loss and LAE	23,361	35,473	44.6%	58.0%

Total
Loss and LAE payments	100,033	104,002	52.2%	62.6%
Change in reserves	36,071	6,020	18.8%	3.6%

Net incurred loss and LAE	$136,104	$110,022	71.0%	66.2%

	September 30,	September 30,	September 30,	September 30,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development For the Three Months Ended:	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Insurance Companies	$(13,161)	$(199)	-9.4%	-0.2%
Lloyd’s Operations	13,651	3,346	26.0%	5.5%

Total	$490	$3,147	0.3%	1.9%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Twelve Months Ended December 31, 2011
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$169,018	$111,209	$57,471	$338	65.8%	34.0%	99.8%
Property Casualty	231,297	151,934	77,889	1,474	65.7%	33.7%	99.4%
Professional Liability	72,148	78,482	26,367	(32,701)	108.8%	36.5%	145.3%

	472,463	341,625	161,727	(30,889)	72.3%	34.2%	106.5%
Lloyd’s Operations	219,182	135,372	85,510	(1,700)	61.8%	39.0%	100.8%

Total	$691,645	$476,997	$247,237	$(32,589)	69.0%	35.7%	104.7%

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Twelve Months Ended December 31, 2010
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$155,846	$100,579	$56,092	$(825)	64.5%	36.0%	100.5%
Property Casualty	200,741	110,902	77,040	12,799	55.2%	38.4%	93.6%
Professional Liability	82,264	68,639	30,923	(17,298)	83.4%	37.6%	121.0%

	438,851	280,120	164,055	(5,324)	63.8%	37.4%	101.2%
Lloyd’s Operations	221,080	141,035	79,615	430	63.8%	36.0%	99.8%

Total	$659,931	$421,155	$243,670	$(4,894)	63.8%	36.9%	100.7%

	September 30,	September 30,	September 30,	September 30,
	Amounts		Loss Ratio
Net Incurred Loss Activity For the Twelve Months Ended:	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Insurance Companies:
Loss and LAE payments	$277,823	$278,969	58.8%	63.5%
Change in reserves	63,802	1,151	13.5%	0.3%

Net incurred loss and LAE	341,625	280,120	72.3%	63.8%

Lloyd’s Operations:
Loss and LAE payments	104,482	112,578	47.7%	50.9%
Change in reserves	30,890	28,457	14.1%	12.9%

Net incurred loss and LAE	135,372	141,035	61.8%	63.8%

Total
Loss and LAE payments	382,305	391,547	55.3%	59.3%
Change in reserves	94,692	29,608	13.7%	4.5%

Net incurred loss and LAE	$476,997	$421,155	69.0%	63.8%

	September 30,	September 30,	September 30,	September 30,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development For the Twelve Months Ended:	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
Insurance Companies	$(12,102)	$5,455	-2.6%	1.2%
Lloyd’s Operations	9,957	8,347	4.5%	3.8%

Total	$(2,145)	$13,802	-0.3%	2.1%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	September 30,	September 30,	September 30,
	Case	IBNR
Net Loss Reserves, December 31, 2011:	Reserves	Reserves	Total
Insurance Companies:
Marine	$127,912	$121,875	$249,787
Property Casualty	185,822	296,177	481,999
Professional Liability	56,953	83,490	140,443

Total Insurance Companies	370,687	501,542	872,229

Lloyd’s Operations:
Marine	117,448	123,136	240,584
Property Casualty	37,877	25,846	63,723
Professional Liability	13,580	47,118	60,698

Total Lloyd’s Operations	168,905	196,100	365,005

Total Net Loss Reserves	$539,592	$697,642	$1,237,234

	September 30,	September 30,	September 30,
	Case	IBNR
Net Loss Reserves, December 31, 2010:	Reserves	Reserves	Total
Insurance Companies:
Marine	$107,147	$109,361	$216,508
Property Casualty	158,740	308,613	467,353
Professional Liability	46,096	78,469	124,565

Total Insurance Companies	311,983	496,443	808,426

Lloyd’s Operations:
Marine	111,914	112,708	224,622
Property Casualty	30,327	29,792	60,119
Professional Liability	9,904	39,471	49,375

Total Lloyd’s Operations	152,145	181,971	334,116

Total Net Loss Reserves	$464,128	$678,414	$1,142,542

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

December 31, 2011

As of December 31, 2011, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.6 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

As of December 31, 2011, the Company owned two asset-backed securities approximating $0.8 million with subprime mortgage exposures. The securities have an effective maturity of 1.7 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $1.9 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 5.7 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of December 31, 2011:

	September 30,	September 30,	September 30,	September 30,	September 30,
December 31, 2011	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost	OTTI Recognized in OCI
	($ in thousands)
Fixed maturities:
U.S. Government Treasury bonds, agency bonds and foreign government bonds	$336,070	$8,979	$(383)	$327,474	$—
States, municipalities and political subdivisions	410,836	28,887	(108)	382,057	—
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	395,860	17,321	(3)	378,542	—
Residential mortgage obligations	23,148	8	(2,848)	25,988	(1,682)
Asset-backed securities	48,934	695	(75)	48,314	—
Commercial mortgage-backed securities	216,034	10,508	(593)	206,119	—

Subtotal	683,976	28,532	(3,519)	658,963	(1,682)

Corporate bonds	457,187	15,743	(6,772)	448,216	—

Total fixed maturities	1,888,069	82,141	(10,782)	1,816,710	(1,682)

Equity securities — common stocks	95,849	23,240	(958)	73,567	—

Short-term investments	122,220	—	—	122,220	—

Cash	127,360	—	—	127,360	—

Total	$2,233,498	$105,381	$(11,740)	$2,139,857	$(1,682)

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

December 31, 2011

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at December 31, 2011:

	September 30,	September 30,	September 30,	September 30,
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Agency mortgage-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$124,612	$7,113	$—	$117,499
FNMA	191,197	8,072	(3)	183,128
FHLMC	80,051	2,136	—	77,915

Total	$395,860	$17,321	$(3)	$378,542

	September 30,	September 30,	September 30,	September 30,
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Residential mortgage obligations:	Value	Gains	(Losses)	Cost
Prime	$12,831	$8	$(2,279)	$15,102
Alt-A	1,926	—	(527)	2,453
Subprime	—	—	—	—
Non-US RMBS	8,391	—	(42)	8,433

Total	$23,148	$8	$(2,848)	$25,988